                                                                    EXHIBIT 99.1

                             LETTER OF TRANSMITTAL

                             TO TENDER FOR EXCHANGE
                   10.75% SENIOR SUBORDINATED NOTES DUE 2011

                                       OF

                          PETCO ANIMAL SUPPLIES, INC.

                 PURSUANT TO THE PROSPECTUS DATED MAY   , 2002

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    THE EXCHANGE OFFER AND WITHDRAWAL RIGHTS WILL EXPIRE AT 5:00 P.M., NEW YORK
CITY TIME ON JUNE   , 2002, UNLESS EXTENDED (SUCH DATE AND TIME, AS THE SAME
   MAY BE EXTENDED, THE "EXPIRATION DATE").
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                 THE EXCHANGE AGENT FOR THE EXCHANGE OFFER IS:

                                 U.S. BANK N.A.

     BY REGISTERED OR CERTIFIED MAIL, OVERNIGHT DELIVERY OR HAND DELIVERY:
                             U.S. Bank Trust Center
                             180 East Fifth Street
                           St. Paul, Minnesota 55101
                   Attention: Specialized Finance Department

                                 BY FACSIMILE:
                                 (651) 244-1537
                     Reference: PETCO Animal Supplies, Inc.

                               FOR INFORMATION OR
                           CONFIRMATION BY TELEPHONE:
                                 (800) 934-6802

    ORIGINALS OF ALL DOCUMENTS SENT BY FACSIMILE SHOULD BE PROMPTLY SENT TO THE EXCHANGE AGENT BY REGISTERED OR CERTIFIED MAIL, BY HAND OR BY OVERNIGHT DELIVERY SERVICE.

    DELIVERY OF THIS LETTER OF TRANSMITTAL TO AN ADDRESS OTHER THAN THE ONE STATED ABOVE OR TRANSMISSION TO A FACSIMILE NUMBER OTHER THAN THE ONE STATED ABOVE WILL NOT CONSTITUTE A VALID DELIVERY.

    IF YOU WISH TO EXCHANGE OUTSTANDING 10.75% SENIOR SUBORDINATED NOTES DUE 2011 (THE "OLD NOTES") FOR AN EQUAL AGGREGATE PRINCIPAL AMOUNT OF REGISTERED 10.75% SENIOR SUBORDINATED NOTES DUE 2011 (THE "EXCHANGE NOTES") PURSUANT TO THE EXCHANGE OFFER, YOU MUST VALIDLY TENDER (AND NOT WITHDRAW) THE OLD NOTES TO U.S. BANK N.A. (THE "EXCHANGE AGENT") BEFORE THE EXPIRATION DATE.

    YOU MUST SIGN THIS LETTER OF TRANSMITTAL WHERE INDICATED BELOW.

    PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY BEFORE COMPLETING THIS LETTER OF TRANSMITTAL.

    The instructions set forth in this letter of transmittal (this "Letter of Transmittal") should be read carefully before this Letter of Transmittal is completed. The undersigned acknowledges that he or she has received and reviewed
the prospectus dated May   , 2002 (as the same may be amended or supplemented
from time to time, the "Prospectus"), of PETCO Animal Supplies, Inc., a Delaware corporation ("PETCO"), and this Letter of Transmittal, which together constitute PETCO's offer (the "Exchange Offer") to exchange $1,000 principal amount of the Exchange Notes that have been registered under the Securities Act of 1933, as amended (the "Securities Act"), for each $1,000 principal amount of the Old Notes. Recipients of the Prospectus should read the requirements described in the Prospectus with respect to eligibility to participate in the Exchange Offer.

    This Letter of Transmittal is to be completed by holders of Old Notes either:

    - if Old Notes are to be forwarded herewith, or

    - if tenders of Old Notes are to be made by book-entry transfer to an account maintained by the Exchange Agent at The Depository Trust Company ("DTC") pursuant to the procedures set forth in "The Exchange Offer--Procedures for Tendering" in the Prospectus.

    Holders that are tendering by book-entry transfer to the Exchange Agent's account at DTC can execute the tender through the DTC Automated Tender Offer Program ("ATOP"), for which the Exchange Offer will be eligible. DTC participants that are accepting the Exchange Offer must transmit their acceptance to DTC, which will verify the acceptance and execute a book-entry delivery to the Exchange Agent's account at DTC. DTC will then send an agent's message, forming part of a book-entry transfer in which the participant agrees to be bound by the terms of the Letter of Transmittal (an "Agent's Message"), to the Exchange Agent for its acceptance. Transmission of the Agent's Message by DTC will satisfy the terms of the Exchange Offer as to execution and delivery of a Letter of Transmittal by the participant identified in the Agent's Message.

    Holders who wish to tender their Old Notes and (1) whose certificates for such Old Notes are not immediately available, (2) who cannot deliver their certificates and all other required documents to the Exchange Agent before the Expiration Date or (3) who cannot complete the procedures for book-entry transfer before the Expiration Date, must tender their Old Notes according to the guaranteed delivery procedures set forth in "The Exchange Offer--Guaranteed Delivery Procedures" in the Prospectus.

    THE UNDERSIGNED HEREBY TENDERS FOR EXCHANGE THE OLD NOTES DESCRIBED IN THE BOX ENTITLED "DESCRIPTION OF TENDERED OLD NOTES" BELOW UPON THE TERMS AND SUBJECT TO THE CONDITIONS DESCRIBED IN THE PROSPECTUS AND THIS LETTER OF TRANSMITTAL.

-----------------------------------------------------------------------------------------------------------------
                                        DESCRIPTION OF TENDERED OLD NOTES
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                                                                            AGGREGATE
NAME(S) AND ADDRESS(ES) OF REGISTERED OWNER(S)                           PRINCIPAL AMOUNT         PRINCIPAL
AS IT APPEARS ON THE 10.75% SENIOR SUBORDINATED      CERTIFICATE           OF OLD NOTES         AMOUNT OF OLD
                NOTES DUE 2011                        NUMBER(S)           REPRESENTED BY        NOTES TENDERED
          (PLEASE FILL IN, IF BLANK)               OF OLD NOTES(A)         CERTIFICATES        FOR EXCHANGE(B)
-----------------------------------------------------------------------------------------------------------------
                                                       ---------------------------------------------------

                                                       ---------------------------------------------------

                                                       ---------------------------------------------------

                                                       ---------------------------------------------------

-----------------------------------------------------------------------------------------------------------------

  TOTAL PRINCIPAL AMOUNT OF OLD NOTES TENDERED
 FOR EXCHANGE
-----------------------------------------------------------------------------------------------------------------

(A) Need not be completed by holders delivering by book-entry transfer (see below).

(B) Unless otherwise indicated in this column, any tendering holder will be deemed to have tendered the entire principal amount represented by the Old Notes indicated in the column labeled "Aggregate Principal Amount of Old Notes Represented by Certificates." The minimum permitted tender is $1,000 in principal amount of the Old Notes. All other tenders must be integral multiples of $1,000.

             PLEASE READ THE ENTIRE LETTER OF TRANSMITTAL CAREFULLY
                         BEFORE COMPLETING THE BOXES BELOW.

/ /  CHECK HERE IF CERTIFICATES FOR TENDERED OLD NOTES ARE ENCLOSED HEREWITH.

/ /  CHECK HERE IF TENDERED OLD NOTES ARE BEING DELIVERED BY BOOK-ENTRY TRANSFER
    MADE TO THE ACCOUNT MAINTAINED BY THE EXCHANGE AGENT AT DTC AND COMPLETE THE
    FOLLOWING:

    Name of Tendering Institution: _____________________________________________

    Account Number at DTC: _____________________________________________________

    Transaction Code Number: ___________________________________________________

/ /  CHECK HERE AND ENCLOSE A COPY OF THE NOTICE OF GUARANTEED DELIVERY IF
    TENDERED OLD NOTES ARE BEING DELIVERED PURSUANT TO A NOTICE OF GUARANTEED DELIVERY PREVIOUSLY SENT TO THE EXCHANGE AGENT AND COMPLETE THE FOLLOWING:

    Name(s) of Registered Holder(s): ___________________________________________

    Window Ticket Number (if any): _____________________________________________

    Date of Execution of the Notice of Guaranteed Delivery: ____________________

    Name of Eligible Institution that Guaranteed Delivery: _____________________

If delivered by Book-Entry Transfer, complete the following:

    Name of Tendering Institution: _____________________________________________

    Account Number at DTC: _____________________________________________________

    Transaction Code Number: ___________________________________________________

/ /  CHECK HERE IF YOU ARE A BROKER-DEALER WHO ACQUIRED THE OLD NOTES FOR YOUR
    OWN ACCOUNT AS A RESULT OF MARKET-MAKING OR OTHER TRADING ACTIVITIES AND WISH TO RECEIVE TEN (10) ADDITIONAL COPIES OF THE PROSPECTUS AND TEN (10) COPIES OF ANY AMENDMENTS OR SUPPLEMENTS THERETO.

    Name: ______________________________________________________________________

    Address: ___________________________________________________________________

                    NOTE: SIGNATURES MUST BE PROVIDED BELOW

              PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY

Ladies and Gentlemen:

    1. The undersigned hereby tenders to PETCO the Old Notes described above pursuant to PETCO's offer of $1,000 principal amount of the Exchange Notes in exchange for each $1,000 principal amount of the Old Notes, upon the terms and subject to the conditions contained in the Prospectus, receipt of which is hereby acknowledged by the undersigned.

    2. The undersigned hereby represents and warrants that the undersigned (1) owns the Old Notes tendered and is entitled to tender such Old Notes and (2) has full power and authority to tender, sell, exchange, assign and transfer the Old Notes and to acquire the Exchange Notes issuable upon the exchange of such tendered Old Notes, and that, when the same are accepted for exchange, PETCO will acquire good, marketable and unencumbered title to the tendered Old Notes, free and clear of all liens, restrictions, charges and encumbrances and not subject to any adverse claim or right or restriction or proxy of any kind. The undersigned also warrants that it will, upon request, execute and deliver any additional documents deemed by the Exchange Agent or PETCO to be necessary or desirable to complete the sale, exchange, assignment and transfer of tendered Old Notes or to transfer ownership of such Old Notes on the account books maintained by DTC. The undersigned has read and agrees to all of the terms of the Exchange Offer.

    3. The undersigned hereby irrevocably constitutes and appoints the Exchange Agent as the true and lawful agent and attorney-in-fact of the undersigned (with full knowledge that the Exchange Agent also acts as the agent of PETCO and as trustee under the indenture relating to the Old Notes and the Exchange Notes) with respect to such tendered Old Notes, with full power of substitution and resubstitution (such power of attorney being deemed to be an irrevocable power coupled with an interest), subject only to the right of withdrawal described in the Prospectus, to (1) deliver certificates representing such tendered Old Notes, or transfer ownership of such Old Notes on the account books maintained by DTC, and to deliver all accompanying evidence of transfer and authenticity to, or upon the order of, PETCO upon receipt by the Exchange Agent, as the undersigned's agent, of the Exchange Notes to which the undersigned is entitled upon the acceptance by PETCO of such Old Notes for exchange pursuant to the Exchange Offer, (2) receive all benefits and otherwise to exercise all rights of beneficial ownership of such Old Notes, all in accordance with the terms and conditions of the Exchange Offer, and (3) present such Old Notes for transfer, and transfer such Old Notes, on the relevant security register.

    4. The undersigned understands that tenders of the Old Notes pursuant to any one of the procedures described in the Prospectus under the caption "The Exchange Offer--Procedures for Tendering" and in the instructions to this Letter of Transmittal will, upon PETCO's acceptance of the Old Notes for exchange, constitute a binding agreement between the undersigned and PETCO in accordance with the terms and subject to the conditions of the Exchange Offer.

    5. The Exchange Offer is subject to the conditions set forth in the Prospectus under the caption "The Exchange Offer--Conditions to the Exchange Offer." The undersigned recognizes that as a result of these conditions (which may be waived, in whole or in part, by PETCO) as more particularly set forth in the Prospectus, PETCO may not be required to exchange any of the Old Notes tendered by this Letter of Transmittal and, in such event, the Old Notes not exchanged will be returned to the undersigned at the address shown below the signature of the undersigned.

    6. Unless the box under the heading "Special Registration Instructions" is checked, by tendering Old Notes and executing this Letter of Transmittal, the undersigned hereby represents and warrants that:

        (i) the undersigned or any beneficial owner of the Old Notes is acquiring the Exchange Notes in the ordinary course of business of the undersigned (or such other beneficial owner);

        (ii) neither the undersigned nor any beneficial owner is engaging in or intends to engage in a distribution of the Exchange Notes within the meaning of the federal securities laws;

       (iii) neither the undersigned nor any beneficial owner has an arrangement or understanding with any person to participate in the distribution of the Exchange Notes;

        (iv) neither the undersigned nor any beneficial owner is an "affiliate," as such term is defined in Rule 405 promulgated under the Securities Act, of PETCO, and upon request by PETCO, the undersigned or such beneficial owner will deliver to PETCO a legal opinion confirming it is not such an affiliate;

        (v) if the undersigned or any beneficial owner is a resident of the State of California, it falls under the self-executing institutional investor exemption set forth under Section 25102(i) of the Corporate Securities Law of 1968 and Rules 260.102.10 and 260.105.14 of the California Blue Sky Regulations;

        (vi) if the undersigned or any beneficial owner is a resident of the Commonwealth of Pennsylvania, it falls under the self-executing institutional investor exemption set forth under Sections 203(c), 102(d) and
    (k) of the Pennsylvania Securities Act of 1972, Section 102.111 of the Pennsylvania Blue Sky Regulations and an interpretive opinion dated November 16, 1985;

       (vii) the undersigned and each beneficial owner acknowledges and agrees that any person who is a broker-dealer registered under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or who tenders Old Notes in the Exchange Offer for the purpose of distributing the Exchange Notes must comply with the registration and prospectus delivery requirements of the Securities Act in connection with a secondary resale transaction of the Exchange Notes or interests therein acquired by such person and cannot rely on the position of the staff of the Securities and Exchange Commission (the "Commission") set forth in its series of interpretive no-action letters to third parties;

      (viii) the undersigned and each beneficial owner understands that a secondary resale transaction described in clause (vii) above and any resales of Exchange Notes or interests therein obtained by such holder in exchange for Old Notes or interests therein originally acquired by such holder directly from PETCO should be covered by an effective registration statement containing the selling security holder information required by Item 507 or
    Item 508, as applicable, of Regulation S-K of the Commission; and

        (ix) the undersigned is not acting on behalf of any person or entity who could not truthfully make the foregoing representations.

    7. The undersigned may, if and only if unable to make all of the representations and warranties contained in Item 6 above, elect to have its Old Notes registered in the shelf registration described in the Exchange and Registration Rights Agreement dated as of October 26, 2001 between PETCO and Goldman, Sachs & Co., in the form filed as an exhibit to the registration statement of which the Prospectus is a part (the "Exchange and Registration Rights Agreement"). Such election may be made by checking the box under "Special Registration Instructions" below. By making such election, the undersigned agrees, severally and not jointly, as a holder of transfer restricted securities participating in a shelf registration, to indemnify and hold harmless PETCO and all other holders of Registrable Securities (as defined in the Exchange and Registration Rights Agreement) against any losses, claims, damages or liabilities (or actions in respect thereof) (including, without limitation, the reasonable legal and other expenses incurred in connection with investigating or defending any such action or claim) arising out of or based upon (i) an untrue statement or alleged untrue statement of a material fact contained in the shelf registration statement filed with respect to such Old Notes or the Prospectus or in any amendment thereof or supplement thereto or (ii) the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading; in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in reliance upon and in conformity with information relating to the undersigned furnished to PETCO in writing by or on behalf of the undersigned expressly for use therein. Any such indemnification shall be governed by the terms and subject to the conditions set forth in the Exchange and Registration Rights Agreement, including, without limitation, the provisions regarding notice, retention of counsel, contribution and payment of expenses set forth therein. The above summary of the indemnification provisions of the Exchange and Registration Rights Agreement is not intended to be exhaustive and is qualified in its entirety by reference to the Exchange and Registration Rights Agreement.

    8. If the undersigned is not a broker-dealer, the undersigned represents that it is not engaged in, and does not intend to engage in, a distribution of Exchange Notes. If the undersigned is a broker-dealer that will receive Exchange Notes for its own account in exchange for Old Notes that were acquired as a result of market-making activities or other trading activities, it acknowledges that it will deliver a prospectus meeting the requirements of the Securities Act in connection with any resale of such Exchange Notes. However, by so acknowledging and by delivering a prospectus, the undersigned does not and will not be deemed to admit that it is an "underwriter" within the meaning of the Securities Act. If the undersigned is a broker-dealer and Old Notes held for its own account were not acquired as a result of market-making or other trading activities, such Old Notes cannot be exchanged pursuant to the Exchange Offer.

    9. All authority conferred or agreed to be conferred by this Letter of Transmittal shall not be affected by and shall survive the death, bankruptcy or incapacity of the undersigned, and every obligation of the undersigned hereunder shall be binding upon the heirs, personal representatives, executors, administrators, successors, assigns, trustees in bankruptcy and other legal representatives of the undersigned.

    10. Unless otherwise indicated herein under the box entitled "Special Issuance Instructions" below, Exchange Notes, and Old Notes not tendered or accepted for exchange, will be issued in the name of the undersigned. Similarly, unless otherwise indicated under the box entitled "Special Delivery Instructions" below, Exchange Notes, and Old Notes not tendered or accepted for exchange, will be delivered to the undersigned at the address shown below the signature of the undersigned. In the case of a book-entry delivery of Old Notes, the Exchange Agent will credit the account maintained by DTC with any Old Notes not tendered. The undersigned recognizes that PETCO has no obligation pursuant to the "Special Issuance Instructions" to transfer any Old Notes from the name of the registered holder thereof if PETCO does not accept for exchange any of the principal amount of Old Notes so tendered.

------------------------------------------------

                         SPECIAL ISSUANCE INSTRUCTIONS
                        (SEE INSTRUCTIONS 2, 5, 6 AND 8)

      To be completed ONLY IF (1) certificates for Old Notes in a principal amount not tendered are to be issued in the name of, or Exchange Notes issued pursuant to the Exchange Offer are to be issued in the name of, someone other than the person or persons whose name(s) appear(s) within this Letter of Transmittal or are to be issued to an address different from that shown in the box entitled "Description of Tendered Old Notes" within this Letter of Transmittal, (2) Old Notes not tendered, but represented by certificates tendered by this Letter of Transmittal, are to be returned by credit to an account maintained at DTC other than the account indicated above or (3) Exchange Notes issued pursuant to the Exchange Offer are to be issued by book-entry transfer to an account maintained at DTC other than the account indicated above.
  Issue:
  / /  Exchange Notes to:

  / /  Old Notes to:

  Name(s): ___________________________________________________________________

  Address: ___________________________________________________________________

  ____________________________________________________________________________

  Telephone Number: __________________________________________________________

  ____________________________________________________________________________
                 (TAX IDENTIFICATION OR SOCIAL SECURITY NUMBER)

  DTC Account Number: ________________________________________________________

------------------------------------------------
------------------------------------------------

                         SPECIAL DELIVERY INSTRUCTIONS
                        (SEE INSTRUCTIONS 2, 5, 6 AND 8)

      To be completed ONLY IF certificates for Old Notes in a principal amount not tendered, or Exchange Notes issued pursuant to the Exchange Offer, are to be sent to someone other than the person or persons whose name(s) appear(s) within this Letter of Transmittal or are to be sent to an address different from that shown in the box entitled "Description of Tendered Old Notes" within this Letter of Transmittal.

  Deliver:

  / /  Exchange Notes to:

  / /  Old Notes to:

  Name(s): ___________________________________________________________________

  Address: ___________________________________________________________________

  ____________________________________________________________________________

  Telephone Number: __________________________________________________________

  ____________________________________________________________________________
                 (TAX IDENTIFICATION OR SOCIAL SECURITY NUMBER)

  Is this a permanent address change? (check one box)

                              / /  Yes     / /  No

------------------------------------------

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                       SPECIAL REGISTRATION INSTRUCTIONS
                                  (SEE ITEM 7)

      To be completed ONLY IF (1) the undersigned satisfies the conditions set forth in Item 7 above, (2) the undersigned elects to register its Old Notes in the shelf registration described in the Exchange and Registration Rights Agreement and (3) the undersigned agrees to indemnify certain entities and individuals as set forth in the Exchange and Registration Rights Agreement and summarized in Item 7 above.

      / / By checking this box the undersigned hereby (1) represents that it is unable to make all of the representations and warranties set forth in
  Item 6 above, (2) elects to have its Old Notes registered pursuant to the shelf registration described in the Exchange and Registration Rights Agreement and (3) agrees to indemnify certain entities and individuals identified in, and to the extent provided in, the Exchange and Registration Rights Agreement and summarized in Item 7 above.

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
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                                   SIGNATURE

      To be completed by all tendering holders of Old Notes. This Letter of Transmittal must be signed by the registered holder(s) exactly as their name(s) appear(s) on certificate(s) for Old Notes or on a security position listing as the owner of the Old Notes, or by person(s) authorized to become registered holder(s) by endorsement, bond power or documents transmitted with this Letter of Transmittal, including such opinions of counsel, certifications and other information as may be required by PETCO or the trustee for the Old Notes to comply with the restrictions on transfer applicable to the Old Notes. If the signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity, such person must set forth his or her full title below under "Capacity" and submit evidence satisfactory to the Exchange Agent of such person's authority to so act. See Instruction 5.

  X __________________________________________________________________________

  X __________________________________________________________________________
          SIGNATURE(S) OF REGISTERED HOLDER(S) OR AUTHORIZED SIGNATORY

  Dated: _____________________________________________________________________

  Name(s): ___________________________________________________________________
                             (PLEASE TYPE OR PRINT)

  Capacity: __________________________________________________________________

  Address: ___________________________________________________________________

  ____________________________________________________________________________

  ____________________________________________________________________________
                              (INCLUDING ZIP CODE)

  Area Code and Telephone No.: _______________________________________________

          SIGNATURE GUARANTEE (IF REQUIRED--SEE INSTRUCTIONS 2 AND 5)

        Certain Signatures Must Be Guaranteed By an Eligible Institution

  ____________________________________________________________________________
             (NAME OF ELIGIBLE INSTITUTION GUARANTEEING SIGNATURES)

   __________________________________________________________________________
    (ADDRESS (INCLUDING ZIP CODE) AND TELEPHONE NUMBER (INCLUDING AREA CODE)
                            OF ELIGIBLE INSTITUTION)

   __________________________________________________________________________
                             (AUTHORIZED SIGNATURE)

   __________________________________________________________________________
                                 (PRINTED NAME)

   __________________________________________________________________________
                                    (TITLE)

  Dated: _____________________________________________________________________
  ----------------------------------------------------------------------------

                    PLEASE READ THE FOLLOWING INSTRUCTIONS,
                WHICH FORM A PART OF THIS LETTER OF TRANSMITTAL

                     INSTRUCTIONS TO LETTER OF TRANSMITTAL

    1. DELIVERY OF LETTER OF TRANSMITTAL AND OLD NOTES. This Letter of Transmittal must be completed by holders of Old Notes if certificates representing such Old Notes are to be forwarded herewith or, unless an Agent's Message is utilized, if tender is to be made by book-entry transfer to the account maintained by the Exchange Agent at DTC, pursuant to the procedures set forth in the Prospectus under "The Exchange Offer--Procedures for Tendering." For a holder to properly tender Old Notes pursuant to the Exchange Offer, a properly completed and duly executed Letter of Transmittal or a copy of the Letter of Transmittal, together with any signature guarantees and any other documents required by these Instructions, or a properly transmitted Agent's Message in the case of a book-entry transfer, must be received by the Exchange Agent at its address set forth on the cover of this Letter of Transmittal before the Expiration Date, and either (1) certificates representing such Old Notes must be received by the Exchange Agent at its address or (2) such Old Notes must be transferred into the Exchange Agent's account at DTC pursuant to the procedures for book-entry transfer described in the Prospectus under "The Exchange Offer-Book-Entry Transfer" and a book-entry confirmation must be received by the Exchange Agent, before the Expiration Date. A holder who desires to tender Old Notes and who cannot comply with the procedures set forth herein for tender on a timely basis or whose Old Notes are not immediately available must comply with the guaranteed delivery procedures discussed below.

    THE METHOD OF DELIVERY OF THIS LETTER OF TRANSMITTAL, THE OLD NOTES AND ALL OTHER REQUIRED DOCUMENTS TO THE EXCHANGE AGENT IS AT THE ELECTION AND RISK OF THE HOLDER AND DELIVERY WILL BE DEEMED TO BE MADE ONLY WHEN ACTUALLY RECEIVED BY THE EXCHANGE AGENT. INSTEAD OF DELIVERY BY MAIL, HOLDERS SHOULD USE AN OVERNIGHT OR HAND DELIVERY SERVICE, PROPERLY INSURED. IF CHOOSING DELIVERY BY MAIL, HOLDERS SHOULD USE REGISTERED MAIL, RETURN RECEIPT REQUESTED, PROPERLY INSURED. IN ALL CASES, HOLDERS SHOULD ALLOW FOR SUFFICIENT TIME TO ENSURE DELIVERY TO THE EXCHANGE AGENT BEFORE THE EXPIRATION DATE. HOLDERS SHOULD NOT SEND ANY NOTE, LETTER OF TRANSMITTAL OR OTHER REQUIRED DOCUMENT TO PETCO. HOLDERS MAY REQUEST THEIR BROKER, DEALER, COMMERCIAL BANK, TRUST COMPANY OR NOMINEE TO EFFECT THESE TRANSACTIONS FOR SUCH HOLDER.

    If a holder desires to tender Old Notes pursuant to the Exchange Offer and
(1) certificates representing such Old Notes are not immediately available,
(2) time will not permit such holder's Letter of Transmittal, certificates representing such Old Notes or other required documents to reach the Exchange Agent before the Expiration Date or (3) the procedures for book-entry transfer (including delivery of an Agent's Message) cannot be completed before the Expiration Date, such holder may nevertheless tender such Old Notes with the effect that such tender will be deemed to have been received before the Expiration Date if the guaranteed delivery procedures set forth in the Prospectus under "The Exchange Offer--Guaranteed Delivery Procedures" are followed. Pursuant to such procedures, (1) the tender must be made by or through an eligible guarantor institution (as defined below), (2) a properly completed and duly executed notice of guaranteed delivery, substantially in the form provided by PETCO herewith, or an Agent's Message with respect to a guaranteed delivery that is accepted by PETCO, must be received by the Exchange Agent before the Expiration Date and (3) the certificates for the tendered Old Notes, in proper form for transfer (or a book-entry confirmation of the transfer of such Old Notes into the Exchange Agent's account at DTC as described in the Prospectus), together with this Letter of Transmittal, or a copy of this Letter of Transmittal, properly completed and duly executed, with any required signature guarantees and any other documents required by this Letter of Transmittal, or a properly transmitted Agent's Message, must be received by the Exchange Agent within three trading days after the execution of the notice of guaranteed delivery.

    The notice of guaranteed delivery may be sent by hand delivery, facsimile transmission or mailed to the Exchange Agent and must include a guarantee by an eligible guarantor institution in the form set forth in the notice of guaranteed delivery. For Old Notes to be properly tendered pursuant to the guaranteed delivery procedure, the Exchange Agent must receive a notice of guaranteed delivery before the Expiration Date. As used herein and in the Prospectus, "eligible guarantor institution" means a firm or other entity identified in Rule 17Ad-15 under the Exchange Act as an "eligible guarantor institution," including (as such terms are defined therein): (1) a bank, (2) a broker, dealer, municipal securities broker or dealer or government securities broker or dealer,
(3) a credit union, (4) a national securities exchange, registered securities association or clearing agency or (5) a savings association.

    2. GUARANTEE OF SIGNATURES. Signatures on this Letter of Transmittal must be guaranteed by a member of or participant in the Securities Transfer Agents Medallion Program, the New York Stock Exchange Medallion Signature Program, the Stock Exchange Medallion Program or by an eligible guarantor institution unless the Old Notes tendered hereby are tendered (1) by a registered holder of Old Notes (or by a participant in DTC whose name appears on a security position listing as the owner of such Old Notes) who has signed this Letter of

Transmittal and who has not completed any of the boxes entitled "Special Issuance Instructions," "Special Delivery Instructions" or "Special Registration Instructions" on the Letter of Transmittal or (2) for the account of an eligible guarantor institution. If the Old Notes are registered in the name of a person other than the signer of the Letter of Transmittal or if Old Notes not tendered are to be returned to, or are to be issued to the order of, a person other than the registered holder or if Old Notes not tendered are to be sent to someone other than the registered holder, then the signature on this Letter of Transmittal accompanying the tendered Old Notes must be guaranteed as described above. Beneficial owners whose Old Notes are registered in the name of a broker, dealer, commercial bank, trust company or other nominee must contact such broker, dealer, commercial bank, trust company or other nominee if they desire to tender Old Notes. See "The Exchange Offer--Procedures for Tendering" in the Prospectus.

    3. WITHDRAWAL OF TENDERS. Except as otherwise provided in the Prospectus, tenders of Old Notes may be withdrawn at any time before the Expiration Date. For a withdrawal of tendered Old Notes to be effective, a written or, for DTC participants, electronic ATOP notice of withdrawal must be received by the Exchange Agent before the Expiration Date at its address set forth on the cover of this Letter of Transmittal. Any such notice of withdrawal must (1) specify the name of the person who tendered the Old Notes to be withdrawn, (2) identify the Old Notes to be withdrawn, including the certificate number(s) shown on the particular certificates evidencing such Old Notes (unless such Old Notes were tendered by book-entry transfer), the aggregate principal amount represented by such Old Notes and the name of the registered holder of such Old Notes, if different from that of the person who tendered such Old Notes, (3) be signed by the holder of such Old Notes in the same manner as the original signature on the Letter of Transmittal by which such Old Notes were tendered (including any required signature guarantees), or be accompanied by documents of transfer sufficient to have the trustee register the transfer of the Old Notes into the name of the person withdrawing such Old Notes, and (4) specify the name in which any such Old Notes are to be registered, if different from that of the registered holder. If the Old Notes were tendered pursuant to the procedures for book-entry transfer set forth in "The Exchange Offer--Procedures for Tendering" in the Prospectus, the notice of withdrawal must specify the name and number of the account at DTC to be credited with the withdrawn Old Notes and must otherwise comply with the procedures of DTC. If the Old Notes to be withdrawn have been delivered or otherwise identified to the Exchange Agent, a signed notice of withdrawal is effective immediately upon written or facsimile notice of such withdrawal even if physical release is not yet effected.

    Any permitted withdrawal of Old Notes may not be rescinded. Any Old Notes properly withdrawn will thereafter be deemed not validly tendered for purposes of the Exchange Offer. However, properly withdrawn Old Notes may be retendered by following one of the procedures described in the Prospectus under the caption "The Exchange Offer--Procedures for Tendering" at any time before the Expiration Date.

    All questions as to the validity, form and eligibility (including time of receipt) of such withdrawal notices will be determined by PETCO, in its sole discretion, which determination shall be final and binding on all parties. Neither PETCO, any affiliates of PETCO, the Exchange Agent or any other person shall be under any duty to give any notification of any defects or irregularities in any notice of withdrawal or incur any liability for failure to give any such notification.

    4. PARTIAL TENDERS. Tenders of Old Notes pursuant to the Exchange Offer will be accepted only in principal amounts equal to $1,000 or integral multiples of $1,000. If less than the entire principal amount of any Old Notes evidenced by a submitted certificate is tendered, the tendering holder must fill in the principal amount tendered in the last column of the box entitled "Description of Tendered Old Notes" herein. The entire principal amount represented by the certificates for all Old Notes delivered to the Exchange Agent will be deemed to have been tendered unless otherwise indicated. If the entire principal amount of all Old Notes held by the holder is not tendered, new certificates for the principal amount of Old Notes not tendered and Exchange Notes issued in exchange for any Old Notes tendered and accepted will be sent (or, if tendered by book-entry transfer, returned by credit to the account at DTC designated herein) to the holder unless otherwise provided in the appropriate box on this Letter of Transmittal (see Instruction 6) as soon as practicable following the Expiration Date.

    5. SIGNATURE ON LETTER OF TRANSMITTAL; BOND POWERS AND ENDORSEMENTS; GUARANTEE OF SIGNATURES. If this Letter of Transmittal is signed by the registered holder(s) of the Old Notes tendered hereby, the signature must correspond exactly with the name(s) as written on the face of the certificate(s) without alteration, enlargement or change whatsoever. If this Letter of Transmittal is signed by a participant in DTC whose name is shown as the owner of the Old Notes tendered hereby, the signature must correspond exactly with the name as it appears on the security position as the holder of the Old Notes.

    If any of the Old Notes tendered hereby are owned of record by two or more joint owners, all such owners must sign this Letter of Transmittal.

    If any tendered Old Notes are registered in different names on several certificates, it will be necessary to complete, sign and submit as many copies of this Letter of Transmittal and any necessary accompanying documents as there are different names in which certificates are held.

    If this Letter of Transmittal is signed by the holder, and the certificates for any principal amount of Old Notes not tendered are to be issued (or if any principal amount of Old Notes that is not accepted is to be reissued or returned) to or, if tendered by book-entry transfer, credited to the account at DTC of the registered holder, and Exchange Notes exchanged for Old Notes in connection with the Exchange Offer are to be issued to the order of the registered holder, then the registered holder need not endorse any certificates for tendered Old Notes nor provide a separate bond power. In any other case (including if this Letter of Transmittal is not signed by the registered holder), the registered holder must either properly endorse the certificates for Old Notes tendered or transmit a separate properly completed bond power with this Letter of Transmittal (in either case, executed exactly as the name(s) of the registered holder(s) appear(s) on such Old Notes, and, with respect to a participant in DTC whose name appears on a security position listing as the holder of Old Notes, exactly as the name(s) of the participant(s) appear(s) on such security position listing), with the signature on the endorsement or bond power guaranteed by a signature guarantor or an eligible guarantor institution, unless such certificates or bond powers are executed by an eligible guarantor institution, and must also be accompanied by such opinions of counsel, certifications and other information as PETCO or the trustee for the Old Notes may require in accordance with the restrictions on transfer applicable to the Old Notes. See Instruction 2.

    If this Letter of Transmittal or any certificates representing Old Notes or bond powers are signed by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, such persons should so indicate when signing, and unless waived by PETCO, proper evidence satisfactory to the Exchange Agent, of their authority so to act must be submitted with this Letter of Transmittal.

    6. SPECIAL ISSUANCE AND SPECIAL DELIVERY INSTRUCTIONS. Tendering holders should indicate in the applicable box or boxes the name and address to which Old Notes for principal amounts not tendered or Exchange Notes exchanged for Old Notes in connection with the Exchange Offer are to be issued or sent, if different from the name and address of the holder signing this Letter of Transmittal. In the case of issuance in a different name, the taxpayer-identification number of the person named must also be indicated. Holders tendering by book-entry transfer may request that Old Notes not exchanged be credited to such account maintained at DTC as such holder may designate. If no instructions are given, Old Notes not tendered will be returned to the registered holder of the Old Notes tendered. For holders of Old Notes tendered by book-entry transfer, Old Notes not tendered will be returned by crediting the account at DTC designated above.

    7. TAXPAYER IDENTIFICATION NUMBER AND SUBSTITUTE FORM W-9. Federal income tax law generally requires that each tendering holder is required to provide the Exchange Agent with its correct taxpayer identification number, which, in the case of a holder who is an individual, is his or her social security number. If the Exchange Agent is not provided with the correct taxpayer identification number or an adequate basis for an exemption, the holder may be subject to backup withholding of a portion of any payment made with respect to the Old Notes and a $50 penalty imposed by the Internal Revenue Service. If withholding results in an over-payment of taxes, a refund may be obtained. Certain holders (including, among others, all corporations and certain foreign individuals) are not subject to these backup withholding and reporting requirements. See the enclosed "Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9" for additional instructions.

    To prevent backup withholding, each holder tendering Old Notes must provide such holder's correct taxpayer identification number by completing the Substitute Form W-9 set forth herein, certifying that the taxpayer identification number provided is correct (or that such holder is awaiting a taxpayer identification number), and that such holder is exempt from backup withholding either because (1) the holder has not been notified by the Internal Revenue Service that such holder is subject to backup withholding as a result of failure to report all interest or dividends or (2) the Internal Revenue Service has notified the holder that such holder is no longer subject to backup withholding.

    If the holder tendering Old Notes does not have a taxpayer identification number, such holder should consult the "Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9" for instructions on applying for a taxpayer identification number, check the box "Awaiting TIN" in Part 4 of the Substitute Form W-9, and sign and date the Substitute Form W-9 and the Certification of Awaiting Taxpayer Identification Number set forth herein. If the holder tendering Old Notes does not provide such holder's taxpayer identification number to the Exchange Agent within sixty (60) days, backup withholding will begin and continue until such holder furnishes such holder's taxpayer identification number to the Exchange Agent. NOTE: Checking the box "Awaiting TIN" on the form means that the holder tendering Old Notes has already applied for a taxpayer identification number or that such holder intends to apply for one in the near future.

    If the Old Notes are registered in more than one name or are not in the name of the actual owner, consult the "Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9" for information on which tax payer identification number to report.

    Exempt holders tendering Old Notes (including, among others, all corporations and certain foreign individuals) are not subject to these backup withholding and reporting requirements. To prevent possible erroneous backup withholding, an exempt holder tendering Old Notes must enter its correct taxpayer identification number in Part 1 of the Substitute Form W-9, write "Exempt" in Part 2 of such form and sign and date the form. See the "Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9" for additional instructions. In order for a nonresident alien or foreign entity to qualify as exempt, such person must submit a completed Form W-8, "Certificate of Foreign Status," signed under penalty of perjury attesting to such exempt status. Such form may be obtained from the Exchange Agent. PETCO reserves the right in its sole discretion to take whatever steps are necessary to comply with its obligation regarding backup withholding.

    8. TRANSFER TAXES. PETCO will pay all transfer taxes, if any, required to be paid by PETCO in connection with the exchange of the Old Notes for the Exchange Notes. However, if Exchange Notes, or Old Notes for principal amounts not tendered or accepted for exchange, are to be delivered to, or are to be issued in the name of, any person other than the registered holder of the Old Notes tendered, or if a transfer tax is imposed for any reason other than the exchange of the Old Notes in connection with the Exchange Offer, then the amount of any transfer tax (whether imposed on the registered holder or any other persons) will be payable by the tendering holder. If satisfactory evidence of payment of the transfer taxes or exemption therefrom is not submitted with the Letter of Transmittal, the amount of such transfer taxes will be billed directly to the tendering holder.

    9. MUTILATED, LOST, STOLEN OR DESTROYED OLD NOTES. If any certificate representing Old Notes has been mutilated, lost, stolen or destroyed, the holder should promptly contact the Exchange Agent at the address set forth on the cover of this Letter of Transmittal. The holder will then be instructed as to the steps that must be taken in order to replace the certificate. This Letter of Transmittal and related documents cannot be processed until the procedures for replacing mutilated, lost, stolen or destroyed certificates have been followed.

    10. IRREGULARITIES. All questions as to the validity, form, eligibility, time of receipt, acceptance and withdrawal of any tenders of Old Notes pursuant to the procedures described in the Prospectus and the form and validity of all documents will be determined by PETCO, in its sole discretion, which determination shall be final and binding on all parties. PETCO reserves the absolute right to reject any or all tenders of any Old Notes determined by it not to be in proper form or the acceptance of which may, in the opinion of PETCO's counsel, be unlawful. PETCO also reserves the right to waive or amend any of the conditions of the Exchange Offer or to waive any defect or irregularity in the tender of any particular Old Notes, whether or not similar defects or irregularities are waived in the case of other tenders. PETCO's interpretations of the terms and conditions of the Exchange Offer (including, without limitation, the instructions in this Letter of Transmittal) shall be final and binding. No alternative, conditional or contingent tenders will be accepted. Unless waived, any irregularities in connection with tenders must be cured within such time as PETCO shall determine. Each tendering holder, by execution of this Letter of Transmittal, or a copy thereof, waives any right to receive any notice of the acceptance of such tender. Tenders of Old Notes shall not be deemed to have been made until such irregularities have been cured or waived. Any Old Notes received by the Exchange Agent that are not properly tendered and as to which the irregularities have not been cured or waived will be returned by the Exchange Agent to the tendering holders, unless such holders have otherwise provided herein, promptly following the Expiration Date. None of PETCO, any of its affiliates, the Exchange Agent or any other person will be under any duty to give notification of any defects or irregularities in such tenders or will incur any liability to holders for failure to give such notification.

    11. REQUESTS FOR ASSISTANCE OR ADDITIONAL COPIES. Questions relating to the procedure for tendering, as well as requests for assistance or additional copies of the Prospectus, this Letter of Transmittal and the notice of guaranteed delivery may be directed to the Exchange Agent at the address and telephone number set forth on the cover of this Letter of Transmittal. Holders may also contact their broker, dealer, commercial bank, trust company or other nominee for assistance concerning the Exchange Offer.

    IMPORTANT: THIS LETTER OF TRANSMITTAL OR A COPY THEREOF (TOGETHER WITH CERTIFICATES FOR OLD NOTES OR A BOOK ENTRY-CONFIRMATION AND ALL OTHER REQUIRED DOCUMENTS) OR A NOTICE OF GUARANTEED DELIVERY MUST BE RECEIVED BY THE EXCHANGE AGENT BEFORE THE EXPIRATION DATE.

                   PAYER'S NAME: PETCO ANIMAL SUPPLIES, INC.

---------------------------------------------------------------------------------------------------
              SUBSTITUTE                     PART 1--PLEASE PROVIDE YOUR
               FORM W-9                      TIN IN THE BOX AT RIGHT AND               ------------------------
      DEPARTMENT OF THE TREASURY             CERTIFY BY SIGNING AND DATING              Social Security Number
       INTERNAL REVENUE SERVICE              BELOW
                                                                                                  OR
                                                                                       ------------------------
                                                                                    Employer Identification Number
                                             --------------------------------------------------------------------------
     PAYER'S REQUEST FOR TAXPAYER            PART 2--FOR PAYEES EXEMPT FROM BACKUP WITHHOLDING
      IDENTIFICATION NUMBER (TIN)            (See Page 2 of enclosed Guidelines)
           AND CERTIFICATION
                                             --------------------------------------------------------------------------
                                             PART 3--Certification Under Penalties of Perjury, I certify that:

                                             (1)  The number shown on this form is my current taxpayer identification number (or I am waiting for a number to be issued to me) and

                                             (2)  I am not subject to backup withholding either because I have not been notified by the Internal Revenue Service (the "IRS") that I am subject to backup withholding as a result of failure to report all interest or dividends, or the IRS has notified me that I am no longer subject to backup withholding.
                                             --------------------------------------------------------------------------
                                             PART 4--Awaiting TIN  / /
-----------------------------------------------------------------------------------------------------------------------
 Certification instructions--You must cross out item (2) in Part 3 above if you have been notified by the IRS that you are subject to backup withholding because of underreporting interest or dividends on your tax return. However, if after being notified by the IRS that you are subject to backup withholding you receive another notification from the
 IRS stating that you are no longer subject to backup withholding, do not cross out item (2).

 SIGNATURE -------------------                                                  DATE -------------------

 NAME --------------------------------------

 ADDRESS --------------------------------------

 CITY -------------------  STATE ----  ZIP CODE --------------
---------------------------------------------------------------------------------------------------

               YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU
               CHECK THE BOX IN PART 4 OF THE SUBSTITUTE FORM W-9

--------------------------------------------------------------------------------

                   PAYER'S NAME: PETCO ANIMAL SUPPLIES, INC.

             CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER

      I certify, under penalties of perjury, that a taxpayer identification number has not been issued to me, and either (a) I have mailed or delivered an application to receive a taxpayer identification number to the appropriate Internal Revenue Service Center or Social Security Administration Office or (b) I intend to mail or deliver an application in the near future. I understand that if I do not provide a taxpayer identification number within sixty (60) days, a portion of all reportable payments made to me thereafter will be withheld until I provide such a number.

             ---------------------                                 -------------------
                   Signature                                               Date

  ----------------------------------------------------------------------------

    NOTE: FAILURE TO COMPLETE AND RETURN THIS FORM MAY RESULT IN BACKUP WITHHOLDING OF A PORTION OF ANY PAYMENT MADE TO YOU PURSUANT TO THE EXCHANGE OFFER. PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL DETAILS.